UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	April 13, 2005
(April 7, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

333-32170	PNM Resources, Inc. Retirement	85-0468296
Savings Plan (formerly the PNM Resources, Inc.
Master Employee Savings Plan and Trust)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

333-32170	PNM Resources, Inc. Employee Stock	85-0468296
Purchase Plan
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700
______________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

o    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item  4.01    Changes in Registrant's Certifying Accountant

(a)  The purpose of this filing is to report a change in the independent accountants for two benefit plans sponsored by PNM Resources, Inc. ("PNMR").  These plans are the PNMR Master Employee Savings Plan and Trust (now known as the PNMR Retirement Savings Plan) and the PNMR Employee Stock Purchase Plan (collectively the "Plans").  There has been no change in the independent accountants for PNMR.

On April 12, 2005, PNMR was notified by the Securities and Exchange Commission ("SEC") Staff that the SEC received a letter from Grant Thornton LLP ("Grant Thornton"), dated April 7, 2005, notifying the SEC that the client-auditor relationship between Grant Thornton and the Plans has ceased.

The following matters are reported on behalf of the Plans pursuant to Regulation S-K Item 304(a)(1):

(i)          Grant Thornton resigned as auditor of the Plans and reported the cessation of the client-auditor relationship in the April 7, 2005 letter.

(ii)           Grant Thornton's reports on the Plans' financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were the reports modified or qualified.

(iii)          The decision to resign was made by Grant Thornton.  A change in the Plans' auditors has been approved by the Audit Committee of the Board of Directors of PNMR.

(iv)          In connection with the audits of the Plans for the past two fiscal years and through April 7, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report.

(v)           During the Plans' two most recent fiscal years and through April 7, 2005, the Plans had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Grant Thornton has been requested to furnish a letter addressed to the SEC stating whether or not it agrees with the statements made above.  A copy of such letter, dated April 13, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)  The engagement of a new independent accountant by the Plans will be reported separately on Form 8-K at the appropriate time.

EXHIBIT INDEX

Exhibit Number Description

16.1          Letter from Grant Thornton LLP to the Securities and Exchange Commission dated April 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: April 13, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Committee has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM Resources, Inc. Retirement Savings Plan (formerly the PNM Resources, Inc. Master Employee Savings Plan and Trust) PNM Resources, Inc. Employee Stock Purchase Plan (Name of Plans)

Date: April 13, 2005	/s/ Alice Cobb
Alice Cobb
Committee Chairperson, PNM Resources, Inc.
Benefits Governance Committee

EXHIBIT 16.1

April 13, 2005

U.S. Securities and Exchange Commission
Office of the Chief Accountant
450 Fifth Street, NW
Washington, DC 20549

Re:  PNM Resources, Inc.
       File No. 333-32170

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of PNM Resources, Inc. dated April 13, 2005 and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP

Copies to:
Mr. Thomas G. Sategna
Vice President and Corporate Controller
PNM Resources, Inc.

Ms. Alice Cobb
Committee Chairperson, PNM Resources, Inc.
Benefits Governance Committee
PNM Resources, Inc.